Exhibit 99.3
Execution Version

THIS SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN ARTICLE 2 BELOW AND THAT CERTAIN SENIOR INTERCREDITOR AGREEMENT (AS DEFINED BELOW) DATED AS OF THE DATE HEREOF, AMONG ROYAL BANK OF CANADA, WILMINGTON TRUST, NATIONAL ASSOCIATION AS SENIOR COLLATERAL AGENT (AS DEFINED THEREIN) AND AG MORTGAGE INVESTMENT TRUST, INC. TO THE OBLIGATIONS (INCLUDING INTEREST) OWED BY THE DEBTORS TO THE PARTICIPATING COUNTERPARTIES PURSUANT TO THE APPLICABLE AGREEMENTS (AS DEFINED IN THE FORBEARANCE AGREEMENT (AS DEFINED BELOW)); AND EACH PARTY TO THIS SECURITY AGREEMENT, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE INTERCREDITOR AGREEMENT.
SECURITY AGREEMENT
THIS SECURITY AGREEMENT (the “Agreement”) dated as of May 28, 2020, is entered into by and among AG Mortgage Investment Trust, Inc. (the “Borrower”) and the parties set forth on Schedule 1 of this Agreement (each, a “Debtor”, and collectively, the “Debtors”) and Royal Bank of Canada (together with a holder of Permitted Pari Passu Secured Indebtedness designated by the Borrower that executes a Joinder hereto, collectively, the “Secured Party”).
R E C I T A L S:
A.Certain of the Debtors have entered into that certain Forbearance Agreement dated as of April 10, 2020 (together with that certain Second Forbearance Agreement dated as of April 27, 2020, and as may be further amended, modified, extended, replaced or supplemented hereafter, the “Forbearance Agreement”) with the Participating Counterparties (as defined in the Forbearance Agreement), pursuant to which the Participating Counterparties have agreed to forebear from exercising any remedies with respect to Acknowledged Events of Default (as defined in the Forbearance Agreement) for the duration of the Forbearance Period (as defined in the Forbearance Agreement).
B.    As partial consideration for the settlement and release of claims alleged by certain of the Debtors against Royal Bank of Canada ("RBC") and its affiliate, in accordance with that certain Settlement Agreement dated as of the date hereof by and among the Borrower, RBC, and certain of their affiliates, the Borrower has issued a Secured Promissory Note to RBC in the principal amount of $2,000,000, evidenced by that certain Secured Promissory Note dated as of the date hereof.
C.    In order to induce RBC to accept the Secured Promissory Note, the Debtors have agreed to grant (or cause to be granted) Liens to RBC to secure the obligations of the Debtors to RBC under the Secured Promissory Note.
D.    The Liens granted to RBC are subordinated to the Liens granted to the Collateral Agent (as defined herein), as more fully set forth in the Senior Intercreditor Agreement, and senior to the Liens granted to AG REIT Management, LLC, to secure the AG REIT Secured Promissory Note as more fully set forth in the AG REIT Subordination Agreement (as defined herein).
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
ARTICLE 1
Definitions
Section 1.1    Definitions. As used in this Agreement, capitalized terms not otherwise defined herein have the meanings provided for such terms in the Forbearance Agreement. References to “Sections,” “subsections,” “Exhibits” and “Schedules” shall be to Sections, subsections, Exhibits and Schedules, respectively, of this Agreement unless otherwise specifically provided. All references to statutes and regulations shall include any amendments of the same and any successor statutes and regulations. References to particular sections of the UCC should be read to refer also to parallel sections of the Uniform Commercial Code as enacted in each state or other jurisdiction which may be applicable to the grant and perfection of the Liens held by the Secured Party pursuant to this Agreement.
The following terms have the meanings indicated below, all such definitions to be equally applicable to the singular and plural forms of the terms defined:
“Account” means any “account,” as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by a Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by such Debtor: (a) all rights of such Debtor to payment for goods sold or leased or services rendered, whether or not earned by performance, (b) all accounts receivable of such Debtor, (c) all rights of such Debtor to receive any payment of money or other form of consideration, (d) all security pledged, assigned or granted to or held by such Debtor to secure any of the foregoing, (e) all guaranties of, or indemnifications with respect to, any of the foregoing, and (f) all rights of such Debtor as an unpaid seller of goods or services, including, but not limited to, all rights of stoppage in transit, replevin, reclamation and resale.
“AG REIT Secured Promissory Note” means that certain Amended and Restated Secured Promissory Note issued by the AG Mortgage Investment Trust, Inc. to AG REIT Management, LLC on the date hereof, and as the same may be further amended hereafter.
“AG REIT Subordination Agreement” means that certain Intercreditor and Subordination Agreement dated as of the date hereof by and among the Debtors, RBC, and AG REIT Management, LLC.
“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of New York, New York or Wilmington, Delaware.

“Carve-Out” means all unpaid fees, costs, and disbursements of professionals retained by the Debtors that remain unpaid on the date of the Carve-Out Trigger Notice or that will be incurred after the date of the Carve-Out Trigger Notice in connection with the Debtors’ ongoing securities and other regulatory reporting obligations or wind-down of the Debtors, subject to the Carve-Out Cap.
“Carve-Out Cap” means $7,500,000.
“Carve-Out Trigger Notice” means a written notice delivered by the Secured Party to the Debtors and to the depository bank or banks party to the Deposit Account Control Agreements at any time following the occurrence and during the continuance of an Event of Default (but only after the expiration of any applicable cure period) expressly stating that the Carve-Out has been triggered.
“Cash Collateral Account” has the meaning set forth in Section 7.3(a).
“Chattel Paper” means any “chattel paper,” as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by a Debtor, and shall include both electronic Chattel Paper and tangible Chattel Paper.
“Collateral” has the meaning specified in Section 2.1 of this Agreement.
“Collateral Agent” means Wilmington Trust, National Association, as collateral agent for the Participating Counterparties under the Security and Collateral Agency Agreement.
“Computer Records” means any computer records now owned or hereafter acquired by any Debtor.
“Deposit Account” shall mean a demand, time, savings, passbook, or similar account maintained with a bank. The term does not include investment property, securities accounts or accounts evidenced by an instrument.
“Document” means any “document,” as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by any Debtor, including, without limitation, all documents of title and all receipts covering, evidencing or representing goods now owned or hereafter acquired by a Debtor.
“Equipment” means any “equipment” as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by a Debtor.
“Event of Default” means failure by a Debtor to comply with the covenants and terms of this Agreement, including the inaccuracy of any representation or warranty set forth herein, which failure shall have continued unremedied for two (2) Business Days following receipt of written notice from the Secured Party to the Debtors, or any “Event of Default” under the Secured Promissory Note.
“Forbearance Budget” means the operating budget attached as Exhibit 3 to the Forbearance Agreement.

“General Intangibles” means any “general intangibles,” as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by a Debtor and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by such Debtor: (a) all of such Debtor’s intellectual property; (b) all of such Debtor’s books, records, data, plans, manuals, computer software, computer tapes, computer disks, computer programs, source codes, object codes and all rights of such Debtor to retrieve data and other information from third parties; (c) all of such Debtor’s contract rights (including, without limitation, all of such Debtor’s right, title and interest in and to any amounts payable to it upon the termination, acceleration, liquidation or close-out of any repurchase agreement or any other master netting agreement (as such terms is defined in Bankruptcy Code Section 101(38A)), but only after giving effect to any netting, offset and recoupment rights of the parties thereto pursuant to the terms thereof or of any other agreement), partnership interests, membership interests, joint venture interests, securities, deposit accounts, securities accounts and certificates of deposit; (d) all rights of such Debtor to payment under chattel paper, documents, instruments and similar agreements; (e) letters of credit, letters of credit rights supporting obligations and rights to payment for money or funds advanced or sold of such Debtor; (f) all tax refunds and tax refund claims of such Debtor; (g) all choses in action and causes of action of such Debtor (whether arising in contract, tort or otherwise and whether or not currently in litigation) and all judgments in favor of such Debtor; (h) all rights and claims of such Debtor under warranties and indemnities, (i) all health care receivables; and (j) all rights of such Debtor under any insurance, surety or similar contract or arrangement.
“Governmental Authority” shall mean any nation or government, any state, province or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.
“Instrument” shall mean any “instrument,” as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by any Debtor, and, in any event, shall include all promissory notes (including without limitation, any intercompany notes held by such Debtor), drafts, bills of exchange and trade acceptances, whether now owned or hereafter acquired.
“Insurance Proceeds” shall have the meaning set forth in Section 4.3 of this Agreement.
“Intellectual Property” shall mean patents, patent licenses, copyrights, copyright licenses, trademarks, trademark licenses, trade secrets, registrations, goodwill, franchises, permits, proprietary information, customer lists, designs, inventions, and all other intellectual property rights.
“Intercreditor Agreements” means the Senior Intercreditor Agreement and the AG REIT Subordination Agreement.
“Inventory” means any “inventory,” as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by a Debtor.
“Investment Property” means any “investment property” as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by a Debtor, and in any event, shall include without limitation all shares of stock and other equity, partnership or membership interests constituting securities, of the domestic subsidiaries of such Debtor from time to time owned or acquired by such Debtor in any manner (including, without limitation, the Pledged Shares), and the certificates and all dividends, cash, instruments, rights and other property from time to time received, receivable or otherwise distributed or distributable in respect of or in exchange for any or all of such shares, but excluding any shares of stock or other equity, partnership or membership interests in any foreign subsidiaries of such Debtor.
“Joinder” means a joinder to this Agreement and the Intercreditor Agreements, in substantially the form attached hereto as Exhibit A, executed by a holder of Permitted Pari Passu Secured Indebtedness.
“Liens” shall mean any lien on or security interest in the Collateral.
“Obligations” shall mean the obligations of the Debtors under the Secured Promissory Note and Permitted Pari Passu Secured Indebtedness, if any.
“Participating Counterparties” shall mean the Participating Counterparties party to the Forbearance Agreement, as set forth on Schedule 1 thereto.
“Participating Counterparty Obligations” shall mean the “Obligations” (as such term is defined in the Security and Collateral Agency Agreement).
“Permitted Liens” means (a) any lien granted to the Collateral Agent for the benefit of the Participating Counterparties, (b) any lien heretofore granted to a Participating Counterparty prior to the date hereof, (c) any customary lien in favor of the depository bank or banks party to the Deposit Account Control Agreement with respect to the Cash Collateral Account, (d) the Liens granted pursuant to the AG REIT Subordinated Security Agreement, and (e) the liens evidence by the financing statements listed on Schedule 3.5.
“Permitted Pari Passu Secured Indebtedness” means indebtedness of the Debtors evidenced by one or more secured promissory notes that are substantially identical to the Secured Promissory Note, in an aggregate principal amount not to exceed $3,000,000, and that are secured by Liens on the Collateral that are of equal priority with the Liens held by RBC, as designated by the Borrower and as evidenced by a Joinder.
“Permitted Variance” means that the aggregate disbursements of the Debtors of cash in the Cash Collateral Account in any full two-week period shall not exceed one hundred twenty percent (120%) of the aggregate amount of projected disbursements for such two-week period as provided for in the Forbearance Budget. Any disbursement projected to be made in in the Forbearance Budget in a particular week that is not made by the Debtors in such week may be made in a subsequent week or weeks, provided, however, that for purposes of calculating the Permitted Variance, such disbursement shall be treated as if it had been made in the week set forth in the Forbearance Budget.

“Pledged Shares” means the shares of capital stock or other equity, partnership or membership interests described on Schedule 1.2 attached hereto and incorporated herein by reference, and all other shares of capital stock or other equity, partnership or membership interests (other than in an entity which is a foreign subsidiary) acquired by any Debtor after the date hereof.
“Proceeds” means any “proceeds,” as such term is defined in Article or Chapter 9 of the UCC and, in any event, shall include, but not be limited to, (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to a Debtor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to a Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting, or purporting to act, for or on behalf of any Governmental Authority), and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.
“Pro Rata Realized Losses” shall have the meaning set forth in the Forbearance Agreement.
“Secured Promissory Note” means the Secured Promissory Note, dated as of the date hereof, made to RBC by AG Mortgage Investment Trust, Inc. in the principal amount of $2,000,000, as such note may be increased from time to time.
“Security and Collateral Agency Agreement” means that certain Security and Collateral Agency Agreement dated as of April 10, 2020 by and among the Debtors, the Collateral Agent, and the Participating Counterparties.
“Senior Intercreditor Agreement” means that certain Intercreditor and Subordination Agreement entered into as of the date hereof by and among the Debtors, the Collateral Agent and RBC, as the same may be amended from time to time after the date hereof.
“UCC” or “Uniform Commercial Code” means the Uniform Commercial Code as in effect in the State of New York; provided, that if, by applicable law, the perfection or effect of perfection or non-perfection of the security interest created hereunder in any Collateral is governed by the Uniform Commercial Code as in effect on or after the date hereof in any other jurisdiction, “UCC” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or the effect of perfection or non-perfection.
ARTICLE 2
Security Interest
Section 2.1    Grant of Security Interest. As collateral security for the prompt payment and performance in full when due of the Obligations (whether at stated maturity, by acceleration or otherwise), each Debtor hereby pledges, assigns, transfers and conveys to the Secured Party as collateral, and grants the Secured Party a continuing Lien on and security interest in, all of such Debtor’s right, title and interest in and to all of its assets, whether now owned or hereafter arising or acquired and wherever located, including (collectively, the “Collateral”):

(a)	all Accounts;

(b)	all Chattel Paper;

(c)	all General Intangibles;

(d)	all Equipment;

(e)	all Intellectual Property;

(f)	all Documents;

(g)	all Instruments;

(h)	all Pledged Shares;

(i)
all Deposit Accounts and any other cash collateral, deposit or securities accounts, including all cash collateral, deposit or securities accounts established or maintained pursuant to the terms of this Agreement or the Forbearance Agreement;

(j)	all Computer Records and Software, whether relating to the foregoing Collateral or otherwise, but in the case of such Software, subject to the rights of any non-affiliated licensee of software;

(k)	all Investment Property;

(l)	all other personal property; and

(m)
the Proceeds, in cash or otherwise, of any of the property described in the foregoing clauses (a) through (k) and all Liens, security, rights, remedies and claims of such Debtor with respect thereto (provided that the grant of a security interest in Proceeds set forth is in this subsection (m) shall not be deemed to give the applicable Debtor any right to dispose of any of the Collateral, except as may be expressly permitted pursuant to the terms of the Forbearance Agreement and this Agreement);

provided, however, that “Collateral” shall not include rights under or with respect to any General Intangible, license, permit or authorization to the extent any such General Intangible, Document, Instrument, license, permit or authorization, by its terms in effect on the date hereof or on the date of acquisition of such General Intangible, Document, Instrument, license, permit or authorization (and not entered into in contemplation thereof) or by law, prohibits the assignment of, or the granting of a lien on or security interest in the rights of a grantor thereunder or which would be invalid or unenforceable upon any such assignment or grant (the “Restricted Assets”), provided that (A) the Proceeds of any Restricted Asset shall be continue to be deemed to be “Collateral”, and (B) this provision shall not limit the grant of any Lien on or assignment of any Restricted Asset to the extent that the UCC or any other applicable law provides that such grant of Lien or assignment is effective irrespective of any prohibitions to such grant provided in any Restricted Asset (or the underlying documents related thereto).

Section 2.2    Priority of Liens and Debtors Remain Liable.

(a)
Notwithstanding anything herein to the contrary, the Liens and security interests granted to the Secured Party pursuant to this Agreement shall be subordinated as and to the extent set forth in the Senior Intercreditor Agreement and the exercise of any right or remedy by the Secured Party hereunder is subject to the terms and provisions of the Senior Intercreditor Agreement. In the event of any conflict between the terms of the Senior Intercreditor Agreement and this Agreement, the terms of the Senior Intercreditor Agreement shall govern and control. The Liens and security interests granted to the Secured Party pursuant to this Agreement shall be senior to all Liens other than Liens securing Permitted Pari Passu Secured Indebtedness or as set forth in the Senior Intercreditor Agreement. The Secured Party agrees to execute any intercreditor or other agreement reasonably requested by the Debtors in connection with the Debtors’ incurrence of any Permitted Pari Passu Secured Indebtedness in order to reflect that the Liens held by the Secured Party shall be of equal priority with the Liens held by the holder or holders of such Permitted Pari Passu Secured Indebtedness.

(b)
Notwithstanding anything herein or in any other agreement by and among the Secured Party and the Debtors to the contrary, before the Participating Counterparty Obligations have been paid in full in cash, (i) the requirements of this Agreement to endorse, assign or deliver Collateral and any certificates, instruments or agreements in relation thereto to the Secured Party shall be deemed satisfied by endorsement, assignment or delivery of such Collateral and such certificates, instruments or agreements in relation thereto to the Collateral Agent (as bailee for the Secured Party) as provided in the Senior Intercreditor Agreement, (ii) any endorsement, assignment or delivery to the Collateral Agent shall be deemed an endorsement, assignment or delivery to the Secured Party for all purposes hereunder, and (iii) the requirements of this Agreement to perfect by control (pursuant to the UCC) the Secured Party’s security interest in any Collateral shall be deemed satisfied by the Collateral Agent’s obtaining such control of such Collateral expressly on behalf of itself and the Secured Party as provided in the Senior Intercreditor Agreement.

(c)
In the event any Debtor shall create any additional security interest upon any assets to secure the Participating Counterparty Obligations, it shall concurrently grant a security interest to the Secured Party upon such assets as security for the obligations under this Agreement. In the event any Debtor shall undertake any actions to perfect or protect any Liens on any assets pledged to the Collateral Agent, such Debtor shall also at the same time undertake such actions (subject to the terms of the Senior Intercreditor Agreement) with respect to the Collateral for the benefit of the Secured Party without request by the Secured Party, including with respect to any property in which the Collateral Agent directs a Debtor to grant or perfect a Lien or take such other action under the Security and Collateral Agency Agreement.

Section 2.3    Financing Statements. Each Debtor hereby consents to the filing by each Secured Party of a financing statement describing the Collateral covered thereby as “all assets of the Debtor, now owned or hereafter acquired and all products and proceeds thereof,” or such similar language as the applicable Secured Party may deem appropriate.
ARTICLE 3
Representations and Warranties
To induce the Secured Party to enter into this Agreement, each Debtor represents and warrants to the Secured Party as follows, each such representation and warranty being a continuing representation and warranty, surviving until termination of this Agreement in accordance with the provisions of Section 7.12 of this Agreement:
Section 3.1    Title. Such Debtor is, and with respect to Collateral acquired after the date hereof such Debtor will be, the legal and beneficial owner of the Collateral free and clear of any lien or security interest or other encumbrance, except for the Permitted Liens, provided that, other than the Lien established under this Agreement, no lien on or security interest in any Pledged Shares shall constitute a Permitted Lien.
Section 3.2    Change in Form or Jurisdiction; Successor by Merger; Location of Books and Records. As of the date hereof, each Debtor (a) is duly organized, validly existing, and in good standing, as a corporation (or other business organization) under the laws of (i) its jurisdiction of organization and (ii) all foreign jurisdictions where the failure to so qualify could reasonably be expected to result in a material adverse effect on the Debtors, taken as a whole; (b) is formed in the jurisdiction of organization and has the registration number and tax identification number set forth on Schedule 3.2 attached hereto; (c) has not changed its respective corporate form or its jurisdiction of organization at any time during the five years immediately prior to the date hereof, except as set forth on such Schedule 3.2; (d) except as set forth on such Schedule 3.2 attached hereto, no Debtor has, at any time during the five years immediately prior to the date hereof, become the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise of any other Person, and (e) keeps true and accurate books and records regarding the Collateral (the “Records”) in the office indicated on such Schedule 3.2.
Section 3.3    Representations and Warranties Regarding Deposit Accounts. As of the date hereof, all Deposit Accounts, including the Cash Collateral Account, or securities accounts of each Debtor are located at the banks and securities intermediaries specified on Schedule 3.3 attached hereto which Schedule sets forth the true and correct name of each bank where such accounts are located, such bank’s address, the type of account and the account number.
Section 3.4    Pledged Shares.

(a)
Duly Authorized and Validly Issued. The Pledged Shares that are shares of a corporation have been duly authorized and validly issued and are fully paid and nonassessable, and the Pledged Shares that are membership interests or partnership units (if any) have been validly granted, under the laws of the jurisdiction of organization of the issuers thereof, and, to the extent applicable, are fully paid and nonassessable. No such membership or partnership interests constitute “securities” within the meaning of Article 8 of the UCC, and each Debtor covenants and agrees not to allow any such membership or partnership interest to become “securities” for purposes of Article 8 of the UCC.

(b)
Valid Title; No Liens; No Restrictions. Each Debtor is the legal and beneficial owner of the Pledged Shares, free and clear of any lien or security interest (other than the Liens created by this Agreement or Permitted Liens), and such Debtor has not otherwise sold, granted any option with respect to, assigned, transferred or otherwise disposed of any of its rights or interest in or to the Pledged Shares. None of the Pledged Shares are subject to any contractual or other restrictions upon the pledge or other transfer of such Pledged Shares, other than those imposed by securities laws generally. No issuer of Pledged Shares is party to any agreement granting “control” (as defined in Section 8-106 of the UCC) of such Debtor’s Pledged Shares to any third party other than as stated in the Senior Intercreditor Agreement. All such Pledged Shares are held by each Debtor directly and not through any securities intermediary.

(c)
Description of Pledged Shares; Ownership. The Pledged Shares constitute the percentage of the issued and outstanding shares of stock, partnership units or membership interests of the issuers thereof indicated on Schedule 1.2 (as the same may be amended from time to time) and such Schedule contains a description of all shares of capital stock, membership interests and other equity interests of or in any subsidiaries owned by such Debtor.

Section 3.5    Priority. As of the date hereof, other than as set forth on Schedule 3.5, no financing statement, security agreement or other lien or security interest instrument covering all or any part of the Collateral (other than on account of Permitted Liens) is on file in any public office with respect to any outstanding obligation of such Debtor except as may have been filed in favor of the Collateral Agent or the Secured Party or AG REIT Management, LLC.
Section 3.6    Perfection. Upon the filing of Uniform Commercial Code financing statements in the jurisdictions listed on Schedule 3.6 attached hereto, the Lien in favor of the Secured Party created herein will constitute a valid and perfected lien upon and security interest in the Collateral which may be perfected under the UCC by filing financing statements. Upon execution and delivery of a customary deposit account control agreement in respect of each Cash Collateral Account by the applicable Debtor, the applicable depositary bank and the Secured Party, the Lien in favor of the Secured Party in the Cash Collateral Accounts created herein will constitute a valid and perfected lien upon and security interest in such Cash Collateral Accounts.
Section 3.7    Applicable Agreements. Each Debtor is a party to the repurchase agreements and related agreements listed on Schedule 3.7 with Participating Counterparties (the “Applicable Agreements”). Schedule 3.7 constitutes a complete list of all agreements between each Debtor and the Participating Counterparties. The Debtors have provided the Secured Party with a true and complete copy of each Applicable Agreement.

ARTICLE 4
Covenants
Each Debtor covenants and agrees with the Secured Party, until termination of this Agreement in accordance with the provisions of Section 8.12 hereof, as follows:
Section 4.1    Covenants Regarding Certain Kinds of Collateral.

(a)
Promissory Notes and Tangible Chattel Paper. If Debtors, now or at any time hereafter, collectively hold or acquire any promissory notes or tangible Chattel Paper for which the principal amount thereof or the obligations evidenced thereunder are, in the aggregate, in excess of $100,000, the applicable Debtors shall promptly notify the Secured Party in writing thereof and, at the request of the Secured Party, forthwith endorse, assign and deliver the same to the Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as the Secured Party may from time to time reasonably specify, and cause all such Chattel Paper to bear a legend reasonably acceptable to the Secured Party indicating that the Secured Party has a security interest in such Chattel Paper.

(b)
Electronic Chattel Paper and Transferable Records. If Debtors, now or at any time hereafter, collectively hold or acquire an interest in any electronic Chattel Paper or any “transferable record,” as that term is defined in the federal Electronic Signatures in Global and National Commerce Act, or in the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, worth, in the aggregate, in excess of $100,000, the applicable Debtors shall promptly notify the Secured Party thereof and, at the request and option of the Secured Party, shall take such action as the Secured Party may reasonably request to vest in the Secured Party control, under Section 9-105 of the UCC, of such electronic chattel paper or control under the federal Electronic Signatures in Global and National Commerce Act, or the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record.

(c)
Letter-of-Credit Rights. If Debtors, now or at any time hereafter, collectively are or become beneficiaries under letters of credit, with an aggregate face amount in excess of $100,000, the applicable Debtors shall promptly notify the Secured Party thereof and, at the request of the Secured Party, the applicable Debtors shall, pursuant to an agreement in form and substance reasonably satisfactory to the Secured Party either arrange (i) for the issuer and any confirmer of such letters of credit to consent to an assignment to the Secured Party of the proceeds of the letters of credit or (ii) for the Secured Party to become the transferee beneficiary of the letters of credit, together with, in each case, any such other actions as reasonably requested by the Secured Party to perfect its Lien in such letter of credit rights. The applicable Debtor shall retain the proceeds of the applicable letters of credit until an Event of Default has occurred and is continuing whereupon the proceeds are to be delivered to the Secured Party.

(d)	Reserved.

(e)
Pledged Shares. All certificates or certified instruments representing or evidencing the Pledged Shares or any Debtor’s rights therein shall be delivered to the Secured Party promptly upon Debtor gaining any rights therein, in suitable form for transfer by delivery or accompanied by duly executed stock powers or instruments of transfer or assignments in blank, all in form and substance reasonably acceptable to the Secured Party.

(f)    Accounts and Contracts. Each Debtor shall, in accordance with its usual business practices in effect from time to time, endeavor to collect or cause to be collected from each account debtor under its Accounts, as and when due, any and all amounts owing under such Accounts. So long as no Event of Default has occurred and is continuing and except as otherwise provided in Section 7.3, each Debtor shall have the right to collect and receive payments on its Accounts, and to use and expend the same in the normal course of business in accordance with the Forbearance Budget.
(g)    Deposit Accounts. Each Debtor agrees to promptly notify the Secured Party in writing of all Deposit Accounts, cash collateral accounts or investments accounts opened after the date hereof, and such Debtor shall take all commercially reasonable actions to execute and deliver an account control agreement (in form and substance reasonably satisfactory to the Secured Party) to perfect the Lien granted hereunder over each of the Deposit Accounts, cash collateral accounts or securities accounts disclosed on Schedule 3.3 or opened after the date hereof.
Section 4.2    Encumbrances. No Debtor shall create, permit or suffer to exist, and each Debtor shall defend the Collateral against any lien on or security interest in (other than the Permitted Liens) or any restriction upon the pledge or other transfer thereof, and shall defend such Debtor’s title to and other rights in the Collateral and the Secured Party’s pledge and collateral assignment of and Lien on the Collateral against the claims and demands of all Persons.

Section 4.3    Disposition of Collateral. No Debtor shall enter into or consummate any transfer or other disposition of Collateral to a non-Debtor third party without the consent of the Secured Party.
Section 4.4    Insurance. The Collateral pledged by such Debtor or the Debtors will be insured (but solely to the extent such Collateral is insured as of the date hereof) with insurance coverage provided by financially sound and reputable insurance companies in such amounts and of such types as are customarily carried by companies similar in size and nature. In the case of all such insurance policies, each such Debtor shall designate the Secured Party, as mortgagee or lender loss payee and such policies shall provide that any loss be payable to the Secured Party, as mortgagee or lender loss payee, as its interests may appear. Further, upon the request of the Secured Party, each such Debtor shall deliver certificates evidencing such policies, including all endorsements thereon and those required hereunder, to the Secured Party; and each such Debtor assigns to the Secured Party, as additional security hereunder, all its rights to receive proceeds of insurance with respect to the Collateral. All such insurance shall, by its terms, provide that the applicable carrier shall, prior to any cancellation before the expiration date thereof, mail written notice to the Secured Party of such cancellation in accordance with such carrier’s standard policies and procedures. Each Debtor further shall provide the Secured Party upon request with evidence reasonably satisfactory to the Secured Party that each such Debtor is at all times in compliance with this paragraph. Subject to the terms of the Senior Intercreditor Agreement, upon the occurrence and during the continuance of a an Event of Default, the Secured Party may act as each such Debtor’s attorney-in-fact in obtaining, adjusting, settling and compromising such insurance and endorsing any drafts. Upon such Debtor’s failure to maintain insurance coverage on the Collateral to the extent it exists on the date hereof, the Secured Party may procure such insurance and its costs therefor shall be charged to such Debtor, payable on demand. Subject to the terms of the Senior Intercreditor Agreement, all proceeds payable to such Debtor of any insurance on the Collateral (the “Insurance Proceeds”) shall be paid to the Secured Party.

Section 4.5    Corporate Changes; Books and Records; Inspection Rights. Each Debtor shall not change its respective name, identity, corporate structure or jurisdiction of organization, or identification number in any manner that might make any financing statement filed in connection with this Agreement seriously misleading within the meaning of Section 9-506 of the UCC unless such Debtor shall have given the Secured Party thirty (30) days prior written notice with respect to any change in such Debtor’s corporate structure, jurisdiction of organization, name or identity and shall have taken all action deemed reasonably necessary by the Secured Party under the circumstances to protect its Liens and the perfection and priority thereof, (b) each Debtor shall keep the Records at the location specified on Schedule 3.2 as the location of such books and records or as otherwise specified in writing to the Secured Party and (c) the Debtors shall permit the Secured Party and its agents and representatives to conduct inspections, discussion and audits of the Collateral during the Debtors’ normal business hours and without interrupting the conduct of the Debtor’s businesses.
Section 4.6    Covenants Regarding Pledged Shares.

(a)	Voting Rights and Distributions. Subject to the terms of the Senior Intercreditor Agreement,

(i)	So long as no Event of Default shall have occurred and be continuing (both before and after giving effect to any of the actions or other matters described in clauses (A) or (B) of this subparagraph):

(A)
Each Debtor shall be entitled to exercise any and all voting and other consensual rights (including, without limitation, the right to give consents, waivers and ratifications) pertaining to any of the Pledged Shares or any part thereof; provided, however, that no vote shall be cast or consent, waiver or ratification given or action taken without the prior written consent of the Secured Party which would violate any provision of this Agreement or the Forbearance Agreement; and

(B)
Such Debtor shall be entitled to receive and retain any and all dividends, distributions and interest paid in respect of any of the Pledged Shares and to use and expend the same in the normal course of business in accordance with the Forbearance Budget.

(ii)	Upon the occurrence and during the continuance of an Event of Default:

(A)
The Secured Party may, on ten (10) days’ written notice to such Debtor, transfer or register in the name of the Secured Party or any of its nominees, any or all of the Pledged Shares and the Proceeds thereof (in cash or otherwise) held by the Secured Party hereunder, and the Secured Party or its nominee may thereafter, after delivery of notice to such Debtor, exercise all voting and corporate rights at any meeting of any corporation issuing any of the Pledged Shares and any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Shares as if the Secured Party were the absolute owner thereof, including, without limitation, the right to exchange, at its discretion, any and all of the Pledged Shares upon the merger, consolidation, reorganization, recapitalization or other readjustment of any corporation issuing any of such Pledged Shares or upon the exercise by any such issuer or the Secured Party of any right, privilege or option pertaining to any of the Pledged Shares, and in connection therewith, to deposit and deliver any and all of the Pledged Shares with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Secured Party may determine, all without liability except to account for property actually received by it, but the Secured Party shall have no duty to exercise any of the aforesaid rights, privileges or options, and the Secured Party shall not be responsible for any failure to do so or delay in so doing.

(B)
All rights of such Debtor to exercise the voting and other rights which it would otherwise be entitled to exercise pursuant to Section 4.6(a)(i)(A) and to receive the dividends, interest and other distributions which it would otherwise be authorized to receive and retain pursuant to Section 4.6(a)(i)(B) shall be suspended until such Event of Default shall no longer exist, and all such rights shall, until such Event of Default shall no longer exist, thereupon become vested in the Secured Party which shall thereupon have the sole right to exercise such voting and other rights and to receive, hold and dispose of such dividends, interest and other distributions.

(C)
All dividends, interest and other distributions which are received by such Debtor contrary to the provisions of this Section 4.6(a)(ii) shall be received in trust for the benefit of the Secured Party, shall be segregated from other funds of such Debtor and shall be forthwith paid over to the Secured Party as Collateral in the same form as so received (with any necessary endorsement).

(D)
Such Debtor shall execute and deliver (or cause to be executed and delivered) to the Secured Party all such proxies and other instruments as the Secured Party may reasonably request for the purpose of enabling the Secured Party to exercise the voting and other rights which it is entitled to exercise pursuant to this Section 4.6(a)(ii) and to receive the dividends, interest and other distributions which it is entitled to receive and retain pursuant to this Section 4.6(a)(ii). The foregoing shall not in any way limit the Secured Party’s power and authority granted pursuant to the other provisions of this Agreement.

(b)
Possession; Reasonable Care. The Secured Party shall have the right to hold in its possession all Pledged Shares pledged, assigned or transferred hereunder and from time to time constituting a portion of the Collateral. The Secured Party may appoint one or more agents (which in no case shall be a Debtor or an affiliate of a Debtor) to hold physical custody, for the account of the Secured Party, of any or all of the Collateral. Absent gross negligence, the Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property, it being understood that the Secured Party shall not have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Collateral. Following the occurrence and continuance of an Event of Default, the Secured Party shall be entitled to take ownership of the Pledged Shares in accordance with the UCC.

Section 4.7    New Subsidiaries; Additional Collateral.

(a)
Each Person which becomes a subsidiary of a Debtor subsequent to the date hereof shall execute a joinder to the Forbearance Agreement and deliver such joinders or security agreements or other pledge documents to ensure that the assets of such subsidiary are pledged as Collateral for security of the full and prompt payment of the Obligations.

(b)
Each Debtor agrees that, except with the written consent of the Secured Party, it will not permit any domestic subsidiary (whether now existing or formed after the date hereof) to issue to such Debtor or any of such Debtor’s other subsidiaries any shares of stock, membership interests, partnership units, notes or other securities or instruments (including without limitation the Pledged Shares) in addition to or in substitution for any of the Collateral, unless, concurrently with each issuance thereof, any and all such shares of stock, membership interests, partnership units, notes or instruments are encumbered in favor of the Secured Party under this Agreement or otherwise (it being understood and agreed that all such shares of stock, membership interests, partnership units, notes or instruments issued to such Debtor shall, without further action by such Debtor or the Secured Party, be automatically encumbered by this Agreement as Pledged Shares)

Section 4.8    Further Assurances.

(a)
At any time and from time to time, upon the request of the Secured Party, and at the sole expense of the Debtors, each Debtor shall promptly execute and deliver all such further agreements, documents and instruments and take such further action as the Secured Party may reasonably deem necessary or appropriate to (i) preserve, ensure the priority, effectiveness and validity of and perfect the Secured Party’s security interest in and pledge and collateral assignment of the Collateral (including causing the Secured Party’s name to be noted as Secured Party on any certificate of title for a titled good if such notation is a condition of the Secured Party’s ability to enforce its security interest in such Collateral), unless such actions are specifically waived under the terms of this Agreement and the Forbearance Agreement, (ii) carry out the provisions and purposes of this Agreement and (iii) enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral. Except as otherwise expressly permitted by the terms of this Agreement and except for Permitted Liens, each Debtor agrees to maintain and preserve the Secured Party’s security interest in and pledge and collateral assignment of the Collateral hereunder and the priority thereof.

(b)
Each Debtor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any filing office in any jurisdiction any initial financing statements and amendments thereto that (i) indicate any or all of the Collateral upon which the Debtors have granted a Lien, and (ii) provide any other information required by Part 5 of Article 9 of the UCC, including organizational information and in the case of a fixture filing or a filing for Collateral consisting of as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Each Debtor agrees to furnish any such information required by the preceding paragraph at its sole cost and expense and to the Secured Party promptly upon request.

Section 4.9    Priority of Liens.

(a)
Notwithstanding anything in this Agreement to the contrary, and as provided in the Senior Intercreditor Agreement, (x) the liens securing the Obligations shall be subordinated in priority to the Liens granted to the Collateral Agent and (y) the payment obligations of the Debtors with respect to the Obligations shall be subordinated in right of payment to the Participating Counterparty Obligations.

(b)
Notwithstanding anything in this Agreement to the contrary, and as provided in the AG REIT Subordination Agreement, (x) the liens securing the Obligations shall be senior in priority to the Liens granted to secure the AG REIT Secured Promissory Note and (y) the payment obligations of the Debtors with respect to the Obligations shall be senior in right of payment to the Debtors’ obligations under the AG REIT Secured Promissory Note.

ARTICLE 5
Reserved
ARTICLE 6
Rights of the Secured Party
Section 6.1    Power of Attorney. Subject to the terms of the Senior Intercreditor Agreement, each Debtor hereby irrevocably constitutes and appoints the Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the name of such Debtor or in its own name, to take, after the occurrence and during the continuance of an Event of Default, any and all actions, and to execute any and all documents and instruments which the Secured Party at any time and from time to time deems reasonably necessary, to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, such Debtor hereby gives the Secured Party the power and right on behalf of such Debtor and in its own name to do any of the following after the occurrence and during the continuance of an Event of Default, without notice to or the consent of such Debtor:

(a)
to demand, sue for, collect or receive, in the name of such Debtor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title or any other instruments for the payment of money under the Collateral or any policy of insurance;

(b)	to pay or discharge taxes, liens or security interests (other than Permitted Liens) or other encumbrances levied or placed on or threatened against the Collateral;

(c)
(i) to direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Secured Party; (ii) to receive payment of and receipt for any and all monies, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (iii) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, proxies, stock powers, verifications and notices in connection with accounts and other documents relating to the Collateral; (iv) to commence and prosecute any suit, action or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (v) to defend any suit, action or proceeding brought against such Debtor with respect to any Collateral; (vi) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Secured Party may deem appropriate; (vii) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms as the Secured Party may determine; (viii) to add or release any guarantor, indorser, surety or other party to any of the Collateral; (ix) to renew, extend or otherwise change the terms and conditions of any of the Collateral; (x) to make, settle, compromise or adjust any claim under or pertaining to any of the Collateral (including claims under any policy of insurance); and (xi) to sell, transfer, pledge, convey, make any agreement with respect to, or otherwise deal with, any of the Collateral as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Secured Party’s option and such Debtor’s expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary to protect, preserve, maintain, or realize upon the Collateral and the Secured Party’s security interest therein.
This power of attorney is a power coupled with an interest and shall be irrevocable. The Secured Party shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Secured Party in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. This power of attorney is conferred on the Secured Party solely to protect, preserve, maintain and realize upon its security interest in the Collateral. The Secured Party shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve or maintain any Lien securing the Collateral.
Section 6.2    Setoff. Subject to the terms of the Senior Intercreditor Agreement, the Secured Party shall, upon the occurrence and continuance of an Event of Default, without notice or demand of any kind, have the right to appropriate and apply to the payment of the Obligations (whether or not then due) any and all balances, credits, deposits, accounts or moneys of Debtors then or thereafter on deposit with such Secured Party.
Section 6.3    Reserved.
Section 6.4    Performance by the Secured Party. If any Debtor shall fail to perform any covenant or agreement contained in this Agreement, the Secured Party may (but shall not be obligated to) perform or attempt to perform such covenant or agreement on behalf of the Debtors, in which case the Secured Party shall exercise good faith and make diligent efforts to give Debtors prompt prior written notice of such performance or attempted performance. In such event, the Debtors shall, at the request of the Secured Party, promptly pay any reasonable amount expended by the Secured Party in connection with such performance or attempted performance to the Secured Party. Notwithstanding the foregoing, it is expressly agreed that the Secured Party shall not have any liability or responsibility for the performance (or non-performance) of any obligation of the Debtors under this Agreement.
Section 6.5    Certain Costs and Expenses. The Debtors shall pay or reimburse the Secured Party within thirty (30) Business Days after demand for all reasonable costs and expenses (including reasonable attorney’s and paralegal fees) incurred by it in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement and the Forbearance Agreement. The agreements in this Section 6.5 shall survive the payment in full of the Obligations.
Section 6.6    Indemnification. The Debtors shall indemnify, defend and hold the Secured Party and each of its officers, directors, employees, counsel, agents and attorneys-in-fact (each, an “Indemnified Person”) harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including reasonable attorneys’ and paralegals’ fees) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnified Person in any way relating to or arising out of this Agreement (including reasonable attorneys’ fees and paralegals’ fees and expenses incurred in enforcing its indemnification rights hereunder) or any document relating to or arising out of or referred to in this Agreement or the Forbearance Agreement, or the transactions contemplated hereby, or any action taken or omitted by any such Indemnified Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any bankruptcy proceeding or appellate proceeding) related to or arising out of this Agreement, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the “Indemnified Liabilities”); provided, that the Debtors shall have no obligation under this Section 6.6 to any Indemnified Person with respect to Indemnified Liabilities to the extent resulting from the gross negligence or willful misconduct of such Indemnified Person (as determined by a court of competent jurisdiction in a final and non-appealable judgment). The agreements in this Section 6.6 shall survive payment of all other Obligations.
ARTICLE 7
Default
Section 7.1    Rights and Remedies. If an Event of Default shall have occurred and be continuing, the Secured Party shall have the following rights and remedies, subject in all respects to the Senior Intercreditor Agreement:

(a)	The Secured Party may exercise any of the rights and remedies set forth in this Agreement (including, without limitation, Article 6 hereof).

(b)
In addition to all other rights and remedies granted to the Secured Party in this Agreement, the Secured Party shall have all of the rights and remedies of a Secured Party under the UCC (whether or not the UCC applies to the affected Collateral) and the Secured Party may also, without previous demand or notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker’s board or at any of the Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may, in its reasonable discretion, deem commercially reasonable or otherwise as may be permitted by law. Without limiting the generality of the foregoing, the Secured Party may (i) without demand or notice to the Debtors (except as required under applicable law), collect, receive or take possession of the Collateral or any part thereof, and for that purpose the Secured Party (and/or its agents, servicers or other independent contractors) may enter upon any premises on which the Collateral is located and remove the Collateral therefrom or render it inoperable, and/or (ii) sell, lease or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at the Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may, in its reasonable discretion, deem commercially reasonable or otherwise as may be permitted by law. The Secured Party shall have the right at any public sale or sales, and, to the extent permitted by applicable law, at any private sale or sales, to bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) and become a purchaser of the Collateral or any part thereof free of any right of redemption on the part of the Debtors, which right of redemption is hereby expressly waived and released by the Debtors to the extent permitted by applicable law. The Secured Party may require the Debtors to assemble the Collateral and make it available to the Secured Party at any place designated by the Secured Party to allow the Secured Party to take possession or dispose of such Collateral. The Debtors agree that the Secured Party shall not be obligated to give more than ten (10) days prior written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. The foregoing shall not require notice if none is required by applicable law. The Secured Party shall not be obligated to make any sale of Collateral if, in the exercise of its reasonable discretion, it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given. The Secured Party may, without notice or publication (except as required by applicable law), adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. The Debtors shall be liable for all reasonable expenses of retaking, holding, preparing for sale or the like, and all reasonable attorneys’ fees, legal expenses and other costs and expenses incurred by the Secured Party in connection with the collection of the Obligations and the enforcement of the Secured Party’s rights under this Agreement and the Notes. The Debtors shall, to the extent permitted by applicable law, remain liable for any deficiency if the proceeds of any such sale or other disposition of the Collateral (conducted in conformity with this clause (ii) and applicable law) applied to the Obligations are insufficient to pay the Obligations in full. The Secured Party shall apply the proceeds from the sale of the Collateral hereunder against the Obligations.

(c)	The Secured Party may cause any or all of the Collateral held by it to be transferred into the name of the Secured Party or the name or names of the Secured Party’s nominee or nominees.

(d)
The Secured Party may exercise any and all rights and remedies of the Debtors under or in respect of the Collateral, including, without limitation, any and all rights of the Debtors to demand or otherwise require payment of any amount under, or performance of any provision of any of the Collateral and any and all voting rights and corporate powers in respect of the Collateral.

(e)
On any sale of the Collateral, the Secured Party is hereby authorized to comply with any limitation or restriction with which compliance is necessary (based on a reasoned opinion of the Secured Party’s counsel) in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable Governmental Authority.

(f)
The Secured Party may direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Participating Counterparties.

(g)
For purposes of enabling the Secured Party to exercise its rights and remedies under this Section 7.1 and enabling the Secured Party and its successors and assigns to enjoy the full benefits of the Collateral, the Debtors hereby grant to the Secured Party an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Debtors) to use, assign, license or sublicense any of the Computer Records or Software (including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and all computer programs used for the completion or printout thereof), exercisable upon the occurrence and during the continuance of an Event of Default (and thereafter if the Secured Party succeeds to any of the Collateral pursuant to an enforcement proceeding or voluntary arrangement with Debtor), except as may be prohibited by any licensing agreement relating to such Computer Records or Software. This license shall also inure to the benefit of all successors, assigns, transferees of and purchasers from the Secured Party.

Section 7.2    Private Sales.

(a)
In view of the fact that applicable securities laws may impose certain restrictions on the method by which a sale of the Pledged Shares may be effected after an Event of Default, Debtors agree that upon the occurrence and during the continuance of an Event of Default, the Secured Party may from time to time attempt to sell all or any part of the Pledged Shares by a private sale in the nature of a private placement, restricting the bidders and prospective purchasers to those who will represent and agree that they are “accredited investors” within the meaning of Regulation D promulgated pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and are purchasing for investment only and not for distribution. In so doing, the Secured Party may solicit offers for the Pledged Shares, or any part thereof, from a limited number of investors who might be interested in purchasing the Pledged Shares. Without limiting the methods or manner of disposition which could be determined to be commercially reasonable, if the Secured Party hires a firm of regional or national reputation that is engaged in the business of rendering investment banking and brokerage services to solicit such offers and facilitate the sale of the Pledged Shares, then the Secured Party’s acceptance of the highest offer (including its own offer) obtained through such efforts of such firm shall be deemed to be a commercially reasonable method of disposition of such Pledged Shares. The Secured Party shall not be under any obligation to delay a sale of any of the Pledged Shares for the period of time necessary to permit the issuer of such securities to register such securities under the laws of any jurisdiction outside the United States, under the Securities Act or under any applicable state securities laws, even if such issuer would agree to do so.

(b)
The Debtors further agree to do or cause to be done, to the extent that the Debtors may do so under applicable law, all such other reasonable acts and things as may be necessary to make such sales or resales of any portion or all of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Debtors’ expense.
Section 7.3    Cash Collateral Accounts.

(a)
The Debtors shall use commercially reasonable efforts to enter into amendments to the deposit account control agreements (the “Deposit Account Control Agreements”) within ten business days of the date hereof with each applicable bank with respect to the Deposit Accounts set forth on Schedule 3.3, the Senior Collateral Agent, and AG REIT Management, LLC to name the Secured Party as an additional second lien Secured Party. The Deposit Account Control Agreements shall remain in effect until the payment of the Obligations in full in cash. The Debtors shall be permitted to use cash in any such Cash Collateral Account to pay the reasonable fees and expenses of the Debtors’ professionals and to otherwise make disbursements that are in accordance with the Forbearance Budget (subject to Permitted Variances). The Secured Party may agree in writing to the use of cash in any Cash Collateral Account which does not conform to the Forbearance Budget. If such consent is given, the use of such cash shall not be included in any calculation of the Debtors’ compliance with clause (ii) of the definition of “Event of Default”.

(b)
In the case of any Event of Default under this Agreement, any and all cash (including amounts received by electronic funds transfer), checks, drafts and other instruments for the payment of money received by each Debtor at any time, in full or partial payment of any of the Collateral consisting of Accounts, shall forthwith upon receipt be transmitted and delivered to the Secured Party, properly endorsed, where required, so that such items may be collected by the Secured Party. Any such amounts and other items received by a Debtor shall not be commingled with any other of such Debtor’s funds or property, but will be held separate and apart from such Debtor’s own funds or property, and upon express trust for the benefit of the Secured Party until delivery is made to the Secured Party. All items or amounts which are delivered by or for the benefit of a Debtor to the Secured Party on account of partial or full payment of, or any other amount payable with respect to, any of the Collateral shall, at the Secured Party’s option, be applied to any of the Obligations, whether then due or not. No Debtor shall have any right whatsoever to withdraw any funds so deposited. Each Debtor further grants to the Secured Party a security interest in and Lien on all funds on deposit in such account. Each Debtor hereby irrevocably authorizes and directs the Secured Party to endorse all items received for deposit to the Cash Collateral Account, notwithstanding the inclusion on any such item of a restrictive notation, e.g., “paid in full”, “balance of account”, or other restriction.

(c)
Notwithstanding Section 7.3(a) - (b) or any other provision of this Agreement to the contrary, the Lien of the Secured Party on the cash in the Cash Collateral Account in the name of AG Mortgage Investment Trust, Inc. shall be subject and subordinated to payment of the Carve-Out. If an Event of Default shall have occurred and be continuing, the Secured Party may only exercise remedies hereunder and under the Deposit Account Control Agreements following delivery of a Carve-Out Trigger Notice to the Debtors and to the depository bank or banks party to the Deposit Account Control Agreements. Immediately upon the delivery of a Carve-Out Trigger Notice, an amount of cash in the Cash Collateral Account equal to the Cave-Out Cap shall be segregated and reserved for, and remain available to, the Debtors for use by the Debtors to pay the fees and expenses provided for by the Carve-Out, without any reduction of the Obligations.
Section 7.4    [Reserved].
Section 7.5    Application of Proceeds. If an Event of Default shall have occurred and be continuing, any cash held in the Cash Collateral Account and the proceeds of any sale or other disposition of all or any part of the Collateral shall be applied in the manner set forth in the Senior Intercreditor Agreement; provided, however, that if the Participating Counterparty Obligations have been paid in full, then any such cash and proceeds shall be applied in the manner set forth below:
first,    to pay the expenses of such sale or other disposition, including reasonable compensation to agents of and counsel for the Secured Party and all expenses, liabilities and advances incurred or made by the Secured Party in connection with this Agreement;
second, to the Secured Parties in proportion to their holdings of then outstanding Obligations, to pay the unpaid principal of the Secured Promissory Note and any accrued and unpaid interest thereon in full together with any and all other amounts payable thereunder or hereunder;
third, to AG REIT Management, LLC to pay the unpaid principal of AG REIT Secured Promissory Note and any accrued and unpaid interest thereon in full together with any and all other amounts payable thereunder or hereunder; and
finally,    to pay to the Debtors, or as a court of competent jurisdiction may direct, any surplus then remaining from the proceeds of the Collateral owned by it.

ARTICLE 8
Miscellaneous
Section 8.1    No Waiver; Cumulative Remedies. No failure on the part of the Secured Party to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

Section 8.2    Successors and Assigns. Subject to the terms and conditions of the Forbearance Agreement, this Agreement shall be binding upon and inure to the benefit of the Debtors and the Secured Party and their respective heirs, successors and assigns, except that the Debtors may not assign any of their rights or obligations under this Agreement without the prior written consent of the Secured Party.
Section 8.3    AMENDMENT; ENTIRE AGREEMENT. THIS AGREEMENT, THE SECURED PROMISSORY NOTE AND THE INTERCREDITOR AGREEMENTS REFERRED TO HEREIN EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO. THIS AGREEMENT IS SUBJECT TO THE SENIOR INTERCREDITOR AGREEMENT IN ALL RESPECTS AND SHALL REMAIN SUBJECT TO THE SENIOR INTERCREDITOR AGREEMENT UNTIL FULL PAYMENT OF THE PARTICIPATING COUNTERPARTY OBLIGATIONS. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto.
Section 8.4    Notices. All notices, requests, consents, approvals, waivers and other communications hereunder shall be in writing (including, by facsimile transmission) and mailed, faxed or delivered to: (i) if to the Debtors, to AG Mortgage Investment Trust Trust, Inc., c/o Angelo, Gordon & Co., L.P., 245 Park Ave, New York, NY 10167, Attn: Raul E. Moreno, RMoreno@angelogordon.com, with a copy, which shall not constitute notice, to Hunton Andrews Kurth LLP, 200 Park Avenue, New York, New York 10166, Attn: Peter S. Partee Sr., ppartee@huntonak.com; (ii) if to RBC as Secured Party, to Royal Bank of Canada, 30 Hudson Street, Jersey City, New Jersey 07302, Attn: Paul Serritella, Senior Counsel, paul.serritella@rbccm.com, with a copy, which shall not constitute notice, to: Skadden, Arps, Slate, Meagher & Flom LLP, One Manhattan West, New York, New York 10001, Attn: Christopher P. Malloy, Christopher.Malloy@skadden.com; (iii) if to a holder of Permitted Pari Passu Secured Indebtedness, to the address set forth in the applicable Joinder; or, as directed to the Debtors or the Secured Party, to such other address or number as shall be designated by such party in a written notice to the other. All such notices, requests and communications shall, when sent by overnight delivery, or faxed, be effective when delivered for overnight (next Business Day) delivery, or transmitted in legible form by facsimile machine (with electronic confirmation of receipt), respectively, or if mailed, upon the third Business Day after the date deposited into the U.S. mail, or if otherwise delivered, upon delivery; except that notices to the Secured Party shall not be effective until actually received by the Secured Party.
Section 8.5    GOVERNING LAW; SUBMISSION TO JURISDICTION; SERVICE OF PROCESS.

(a)
THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING ITS CONFLICT OF LAWS PRINCIPLES OR ANY OTHER RULE, REGULATION OR PRINCIPLE THAT WOULD RESULT IN THE APPLICATION OF ANY OTHER STATE’S LAW.

(b)
EACH PARTY HERETO HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK, STATE OF NEW YORK AND APPELLATE COURTS FROM EITHER OF THEM AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS. EACH PARTY HERETO EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS.

(c)
EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY)..

Section 8.6    Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.
Section 8.7    Survival of Representations and Warranties. All representations and warranties made in this Agreement or in any certificate delivered pursuant hereto shall survive the execution and delivery of this Agreement, and no investigation by the Secured Party shall affect the representations and warranties or the right of the Secured Party to rely upon them.
Section 8.8    Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
Section 8.9    Waiver of Bond. In the event the Secured Party seeks to take possession of any or all of the Collateral by judicial process, the Debtors hereby irrevocably waive any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action.
Section 8.10    Severability. Any provision of this Agreement which is determined by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 8.11    Construction. Each Debtor and the Secured Party acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by the Debtors and the Secured Party.
Section 8.12    Termination; Reinstatement. If all of the Obligations (other than contingent liabilities pursuant to any indemnity, including without limitation Section 6.5 and Section 6.6 hereof, for claims which have not been asserted, or which have not yet accrued) shall have been paid and performed in full (in cash), the Secured Party shall, upon the written request of the Debtors, execute and deliver to the Debtors a proper instrument or instruments acknowledging the release and termination of the security interests created by this Agreement, and shall duly assign and deliver to the Debtors (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Secured Party and has not previously been sold or otherwise applied pursuant to this Agreement; provided however that, the effectiveness of this Agreement shall continue or be reinstated, as the case may be, in the event that any payment received or credit given by the Secured Party is returned, disgorged, rescinded or required to be recontributed to any party as an avoidable preference, impermissible setoff, fraudulent conveyance, restoration of capital or otherwise under any applicable state, federal, or local law of any jurisdiction, including laws pertaining to bankruptcy or insolvency, and this Agreement shall thereafter be enforceable against the Debtors as if such returned, disgorged, recontributed or rescinded payment or credit has not been received or given by the Secured Party, and whether or not the Secured Party relied upon such payment or credit or changed its position as a consequence thereof.
Section 8.13    Release of Collateral. The Secured Party shall, upon the written request of the Debtors, execute and deliver to the Debtors a proper instrument or instruments acknowledging the release of the security interest and Liens established hereby on any Collateral (other than the Pledged Shares): if the sale or other disposition of such Collateral is permitted under the terms of this Agreement or the Forbearance Agreement and, at the time of such proposed release, both before and after giving effect thereto, no Event of Default has occurred and is continuing.
Section 8.14    WAIVER OF JURY TRIAL. EACH DEBTOR AND THE SECURED PARTY WAIVES ITS RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY EITHER SUCH PARTY AGAINST THE OTHER, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH DEBTOR AND THE SECURED PARTY AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, EACH SUCH PARTY FURTHER AGREES THAT ITS RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

Section 8.15    Consistent Application. The rights and duties created by this Agreement shall, in all cases, be interpreted consistently with, and shall be in addition to (and not in lieu of), the rights and duties created by the Secured Promissory Note and the Intercreditor Agreements. In the event that any provision of this Agreement shall be inconsistent with any provision of the Intercreditor Agreements, the provisions of the applicable Intercreditor Agreement shall control. To the extent of any conflict between the Intercreditor Agreements, the provisions of the Senior Intercreditor Agreement shall control.
Section 8.16    Continuing Lien. The security interest in and Lien on the Collateral granted under this Security Agreement shall be a continuing security interest in every respect and the Secured Party’s security interest in the Collateral as granted herein shall continue in full force and effect until the payment of the Obligations in full in cash.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.
AG MORTGAGE INVESTMENT TRUST, INC., as a Debtor

By: /s/ Raul E. Moreno
Name: Raul E. Moreno
Title: General Counsel

Signature Page to AG MITT Subordinated Security Agreement

AG MIT CMO, LLC, as a Debtor

By: AG MIT, LLC, its Sole Member

By: AG MORTGAGE INVESTMENT TRUST, INC., its Member

By: /s/ Raul E. Moreno
Name: Raul E. Moreno
Title: General Counsel

Signature Page to AG MITT Subordinated Security Agreement

AG MIT, LLC, as a Debtor

By: AG MORTGAGE INVESTMENT TRUST, INC., its Member

By: /s/ Raul E. Moreno
Name: Raul E. Moreno
Title: General Counsel

Signature Page to AG MITT Subordinated Security Agreement

AG MIT INTERNATIONAL LLC, as a Debtor

By: AG MIT, LLC, its Member

By: AG MORTGAGE INVESTMENT TRUST, INC., its Member

By: /s/ Raul E. Moreno
Name: Raul E. Moreno
Title: General Counsel

Signature Page to AG MITT Subordinated Security Agreement

AG MIT CMO EC LLC, as a Debtor

By: AG MIT RES LLC, its Sole Member

By: AG MIT CMO, LLC, its Sole Member

By: AG MIT, LLC, its Sole Member

By: AG MORTGAGE INVESTMENT TRUST, INC., its Member

By: /s/ Raul E. Moreno
Name: Raul E. Moreno
Title: General Counsel

Signature Page to AG MITT Subordinated Security Agreement

AG MIT RES LLC, as a Debtor

By: AG MIT CMO, LLC, its Sole Member

By: AG MIT, LLC, its Sole Member

By: AG MORTGAGE INVESTMENT TRUST, INC., its Member

By: /s/ Raul E. Moreno
Name: Raul E. Moreno
Title: General Counsel

Signature Page to AG MITT Subordinated Security Agreement

AG MIT ARC, LLC, as a Guarantor

By: AG MORTGAGE INVESTMENT TRUST, INC., its Member

By: /s/ Raul E. Moreno
Name: Raul E. Moreno
Title: General Counsel

Signature Page to AG MITT Subordinated Security Agreement

AG MIT HC, L.L.C., as a Debtor

By: AG MIT WLG LLC, its Sole Member

By: AG MIT, LLC, its Sole Member

By: AG MORTGAGE INVESTMENT TRUST, INC., its Member

By: /s/ Raul E. Moreno
Name: Raul E. Moreno
Title: General Counsel

Signature Page to AG MITT Subordinated Security Agreement

AG MITT RPL TRS LLC, as a Debtor

By: AG MORTGAGE INVESTMENT TRUST, INC., its Member

By: /s/ Raul E. Moreno
Name: Raul E. Moreno
Title: General Counsel

Signature Page to AG MITT Subordinated Security Agreement

AG MIT TREASURY, LLC, as a Debtor

By: AG MORTGAGE INVESTMENT TRUST, INC., its Member

By: /s/ Raul E. Moreno
Name: Raul E. Moreno
Title: General Counsel

Signature Page to AG MITT Subordinated Security Agreement

Secured Party:

ROYAL BANK OF CANADA
By: /s/ Mark Douvas
Name: Mark Douvas
Title: SVP

Signature Page to AG MITT Subordinated Security Agreement

Schedule 1

AG MIT CMO, LLC
AG MIT, LLC
AG MIT International LLC
AG MIT CMO EC LLC
AG MIT RES LLC
AG MIT ARC, LLC
AG MIT HC, LLC
AG MITT RPL TRS LLC
AG MIT TREASURY LLC

Exhibit A
Form of Joinder

JOINDER AGREEMENT
This Joinder Agreement (this “Agreement”) is dated as of______________, ____ by ____________________________, a ______________ (“New Pari Passu Indebtedness Holder”).
WHEREAS, the New Pari Passu Indebtedness Holder is the holder of that certain Secured Promissory Note (the “Pari Passu Note”) issued by AG Mortgage Investment Trust, Inc. (the “Borrower”) and guaranteed by the Guarantors named there in (the “Guarantors”);
WHEREAS, the New Pari Passu Indebtedness Holder hereby acknowledges and agrees that the obligations under the Pari Passu Note are secured by the liens granted pursuant to that certain Security Agreement, dated as of May 28, 2020, by and among the Borrower and Guarantors, as Debtors, and Royal Bank of Canada (“RBC”), as secured party (the “Security Agreement”);
WHEREAS, in order to comply with the Security Agreement and Intercreditor Agreements (as defined therein), New Pari Passu Indebtedness Holder hereby covenants and agrees as follows:
1.    The liens securing the Pari Passu Note shall be subordinate to the liens securing the Participating Counterparty Obligations.
2.    The liens securing the Pari Passu Note shall be of equal priority with the liens securing the Secured Promissory Note issued by the Borrower, and guaranteed by the Guarantors, to RBC on May 28, 2020 (as amended, the “RBC Note”).
3.    The New Pari Passu Indebtedness Holder hereby agrees to be bound by the Senior Intercreditor Agreement as a “Subordinated Lender” thereunder.
4.    The New Pari Passu Indebtedness Holder hereby agrees to be bound by the AG REIT Subordination Agreement as a “Senior Lender” thereunder.
5.    The New Pari Passu Indebtedness Holder expressly acknowledges that it shall be required to file financing statements naming it as a secured party against the Borrower and Guarantors, and that no financing statement filed by RBC or any other holder of Permitted Pari Passu Secured Indebtedness (as defined in the Security Agreement) shall be deemed to have perfected any security interest held by the New Pari Passu Indebtedness Holder.

[NEW PARI PASSU HOLDER]

By:

Its:
Accepted:

AG Mortgage Investment Trust, Inc.

By:

Its: